UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 1, 2016

GE Dealer Floorplan Master Note Trust

Central Index Key Number of Issuing Entity:

0001290200

CDF Funding, Inc.

Central Index Key Number of Depositor:

0001290205

GE Commercial Distribution Finance LLC

Central Index Key Number of Sponsor:

0001185251

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115582
333-115582-03
333-130782-02
333-130782
333-158937-01
333-158937
333-189041
333-189041-01	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On March 1, 2016, the following material definitive agreements, which are filed as exhibits to this Report, were entered into:

1.            Instrument of Resignation, Appointment and Acceptance, dated as of March 1, 2016 (the “Master Servicer Instrument of Resignation, Appointment and Acceptance”), among GE Dealer Floorplan Master Note Trust (the “Issuing Entity”), GE Capital US Holdings, Inc. (“GE Capital US”), as Resigning Master Servicer, and Wells Fargo Bank, N.A. (“Wells Fargo Bank”), as Successor Master Servicer, pursuant to which, effective as of 12:01 a.m. (New York time) on March 1, 2016, the Resigning Master Servicer resigned, and the Successor Master Servicer was appointed as “Master Servicer” under the Second Amended and Restated Servicing Agreement, dated as of July 11, 2015 (as amended, restated, supplemented or otherwise modified from time to time).

2.            Instrument of Resignation, Appointment and Acceptance, dated as of March 1, 2016 (the “Administrator Instrument of Resignation, Appointment and Acceptance”), among the Issuing Entity, GE Capital US, as Resigning Administrator and Master Servicer, and Wells Fargo Bank, as Successor Administrator, pursuant to which, effective as of 12:01 a.m. (New York time) on March 1, 2016, the Resigning Administrator resigned, and the Successor Administrator was appointed as “Administrator” under the Administration Agreement, dated as of August 12, 2004 (as amended, restated, supplemented or otherwise modified from time to time).

3.            Assignment and Assumption Agreement, dated as of March 1, 2016 (the “Interceditor Agreement Assignment and Assumption Agreement”), between GE Capital US, as Assignor Servicer, and Wells Fargo Bank, as Assignee Servicer, pursuant to which, effective as of 12:01 a.m. (New York time) on March 1, 2016, the Assignor Servicer assigned its role as “Servicer” under the Amended and Restated Intercreditor Agreement, dated as of November 9, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Intercreditor Agreement”), and the Assignee Servicer accepted the role of “Servicer” under the Amended and Restated Intercreditor Agreement.

4.            Assignment and Assumption Agreement and Amendment No. 1 to Originator Performance Guaranty, dated as of March 1, 2016 (the “Originator Performance Guaranty Assignment and Assumption Agreement”), among the Issuing Entity, GE Capital US, as Assignor, and Wells Fargo Bank, as Assignee, pursuant to which, effective as of 12:01 a.m. (New York time) on March 1, 2016, (a) the Assignor assigned its role as “Originator Performance Guarantor” under the Originator Performance Guaranty, dated as of August 12, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Originator Performance Guaranty”), and the Assignee accepted the role of “Originator Performance Guarantor” under the Originator Performance Guaranty and (b) the term of the Originator Performance Guaranty was amended such that the agreement will remain in full force and effect until the date on which all notes issued by the Issuing Entity and outstanding as of 12:01 a.m. (New York time) on March 1, 2016 are either permanently paid in full, or the holders of all such notes have consented to the termination of the Originator Performance Guaranty.

5.            Originator Performance Guaranty, dated as of March 1, 2016 (the “Wells Originator Performance Guaranty”), by Wells Fargo Bank, as Originator Performance Guarantor, pursuant to which, effective as of 12:01 a.m. (New York time) on March 1, 2016, the Originator Performance Guarantor guarantees the performance and observance by each originator of all of the terms, covenants, conditions, agreements and undertakings on the part of such originator, to be performed or observed under the Amended and Restated Receivables Sale Agreement, dated as of July 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “First Tier Agreement”) or any document delivered in connection with the First Tier Agreement, for the benefit of the Issuing Entity.

On March 1, 2016, the following material definitive agreements were also entered into:

1.            Sale and Assignment Agreement, dated as of March 1, 2016, among GE Capital US, as Transferor, and GE Commercial Distribution Finance LLC (“GE CDF”), an indirect wholly-owned subsidiary of Wells Fargo Bank, as Transferee, pursuant to which, immediately following Wells Fargo Bank’s acquisition of one hundred percent (100%) of the outstanding membership interests in GE CDF on March 1, 2016, the Series 2012-2 Class B Notes, the Series 2012-2 Class C Notes, the Series 2012-4 Class C Notes, the Series 2013-1 Class B Notes, the Series 2013-1 Class C Notes, the Series 2014-1 Class B Notes, the Series 2014-1 Class C Notes, the Series 2014-2 Class B Notes, the Series 2014-2 Class C Notes, the Series 2015-1 Class B Notes, the Series 2015-1 Class C Notes, the Series 2015-2 Class B Notes and the Series 2015-2 Class C Notes (collectively, the “Transferred Notes”) were sold to GE CDF by GE Capital US. GE CDF currently holds a 100% interest in the Transferred Notes.

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2.            Stock Transfer Agreement, dated as of March 1, 2016, among GE Capital US and GE CDF, an indirect wholly-owned subsidiary of Wells Fargo Bank, pursuant to which immediately following Wells Fargo Bank’s acquisition of one hundred percent (100%) of the outstanding membership interests in GE CDF on March 1, 2016, GE Capital US transferred all of its rights, title and interest in all of the shares of stock of CDF Funding, Inc. (“CDF Funding”) to GE CDF. GE CDF currently owns all shares of the stock of CDF Funding, representing a 100% ownership interest in GE CDF.

Item 6.02 Change of Servicer or Trustee.

Wells Fargo Bank, a national banking association, is the Master Servicer for the Issuing Entity. On March 1, 2016, GE Capital US resigned as Master Servicer, the Issuing Entity appointed Wells Fargo Bank as Master Servicer, and Wells Fargo Bank accepted its appointment as Master Servicer. Wells Fargo Bank, including its predecessors, has many years of experience servicing a variety of consumer and commercial lending products and such servicing is performed at multiple locations throughout the United States. As of December 31, 2015, Wells Fargo Bank had net loans and lease financing receivables (net of unearned income and allowance for loan losses) of $875 billion, total assets of $1,611 billion, total deposits of $1,259 billion and total shareholders’ equity of $151 billion.

The Wells Fargo Capital Finance (“WFCF”) division of Wells Fargo Bank will service the receivables owned by the Issuing Entity and provide certain reports to the noteholders of the Issuing Entity. WFCF specializes primarily in asset based lending, which is a similar financing solution to floorplan lending with similar servicing requirements. The following table summarizes WFCF’s lending activity serviced over the prior three years (in billions):

At December 31, 2013		At December 31, 2014		At December 31, 2015
No. of Clients	Unpaid Principal Balance	No. of Clients	Unpaid Principal Balance	No. of Clients	Unpaid Principal Balance
2,484	$30.5	2,510	$34.3	2,429	$33.3

The information required by Item 1108(c) and (d) of Regulation AB regarding the terms of the servicing agreement and servicing practices was previously disclosed in the Prospectus dated January 26, 2015 filed pursuant to Rule 424(b)(5) on January 26, 2015, and has not changed as a consequence of the Master Servicer Instrument of Resignation, Appointment and Acceptance. No fees will be payable by the Issuing Entity in connection with the Master Servicer Instrument of Resignation, Appointment and Acceptance.

Item 9.01 Financial Statements and Exhibits

(a)         Not applicable

(b)         Not applicable

(c)         Not applicable

(d)         Exhibits

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Exhibit No.	Document Description

4.1	Master Servicer Instrument of Resignation, Appointment and Acceptance.

4.2	Administrator Instrument of Resignation, Appointment and Acceptance.

4.3	Interceditor Agreement Assignment and Assumption Agreement and Amendment No. 1.

4.4	Originator Performance Guaranty Assignment and Assumption Agreement.

4.5	Originator Performance Guaranty.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)

Dated: March 4, 2016	By:	/s/ Susanne Miller
	Name:	Susanne Miller
	Title:	Senior Vice President

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